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                                                               Exhibit No. 10.18

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

EXHIBIT 10.18

               AKAMAI -- MICROSOFT NON-STANDARD SERVICES AGREEMENT
                              TERMS AND CONDITIONS

1.       AKAMAI SERVICE RESPONSIBILITIES. During the Term (as defined in Section
8), Akamai agrees to provide the services ordered by Customer (the "Services") as set forth on one or more order forms attached hereto Each order form shall include and define Services, pricing, service level maintenance and requirements and identify software (Services, pricing, service level maintenance and requirements and software requirements shall hereinafter be collectively referred to as "Order Form" or "Order Forms"). Akamai and Customer may enter into subsequent Order Forms which may supersede or complement prior Order Forms. The Order Forms, any schedules or exhibits thereto, and these Terms & Conditions, and any addenda hereto, shall collectively constitute the "Agreement" between the parties. Akamai shall provide, maintain and operate on a twenty-four hour per day, seven days per week, 365 days per year basis, Akamai's geographically distributed network of web servers (the "Akamai Network"), all network software and peripherals, and all Internet connectivity, as necessary to perform the Services in accordance with these Terms & Conditions. Akamai shall staff its Network Operating Center ("NOC") twenty-four hours per day, seven days per week, 365 days per year. Where applicable, Akamai shall deliver to Customer one copy of the Software (as defined in Section 3), together with all user IDs and passwords as necessary for Customer to access the Akamai Network and utilize the Services in accordance with these Terms & Conditions. Akamai shall exercise preventative network security measures and keep in place network security as reasonably necessary to monitor and protect against unauthorized access to Customer Content (as defined in Section 2) while on or within the Akamai Network. Customer acknowledges, however, that the portion of the Akamai Network through which Customer Content will pass and the web servers on which Customer Content will be stored will not be segregated or in a separate physical location from web servers on which Akamai's other customers' content is or will be transmitted or stored. Akamai shall maintain sufficient capacity on the Akamai Network during the Term as necessary to meet Customer's committed network usage as set forth in the Order Forms. Akamai shall provide Customer with such installation, support, training or other additional services as may be specified in the Order Forms or as may be requested by Customer from time to time during the Term and set forth in a separate addendum agreed to and executed by both parties.

2. CUSTOMER RESPONSIBILITIES. Customer is and shall be solely responsible for the creation, renewal, updating, deletion, editorial content, control and all other aspects of any files, software, scripts, multimedia images, graphics, audio, video, text, data or other objects, including any third party content or materials, originating or transmitted from any web site owned or operated by Customer, and routed to, passed through and/or stored on or within the Akamai Network or otherwise transmitted or routed using the Services ("Customer Content"). Customer owns all right, title, and interest in the Customer Content, or possesses or shall possess all legally valid rights in the Customer Content necessary for the uses of the Customer Content contemplated by these Terms & Conditions. Customer will not knowlingly transmit or route to the Akamai Network or otherwise direct via the Services any Customer Content that (a) infringes any copyright, trade secret, or other intellectual property right, (b) contains libelous, defamatory, or obscene material, or (c) otherwise violates any laws or regulations relating to content or content distribution. Customer shall be responsible for utilizing (i) the Software as provided in the Documentation (described in Section 3), (ii) the static string(s) provided by Akamai, or (iii) such other method agreed to by the parties to tag the uniform resource locator ("URL") of the Customer Content to route such Customer Content to the Akamai Network (an Akamai tagged URL is hereinafter referred to as an "ARL"). In the event Customer has actual knowledge that any Customer Content infringes the intellectual property or other rights of a third party or violates any applicable laws or regulations (including, without limitation, laws and regulations relating to indecency or obscenity), Customer shall (a) remove such Customer Content from Customer's origin server, (b) remove the URL/tag from such Customer Content, or (c) remove the ARLs for such Customer Content from Customer's web site(s) or cause such ARLs to be removed from any third party web site so that it will not be routed to and not pass through the Akamai Network. Customer shall be solely responsible for maintaining the availability of its web site(s), the connectivity of its web site(s) to the Internet, and all Customer Content, IP addresses, domain names, hyperlinks, databases, applications and other resources as necessary for Customer to operate and maintain its web site(s) to meet Customer's business purposes and objectives.

3. SOFTWARE; RESTRICTIONS. In connection with the provision of the Services, Akamai will provide to Customer, as necessary, software identified in the applicable Order Form (the "Software") and/or documentation pertaining to the Services (the "Documentation"), or a combination thereof, as required by the Customer to use the Services. Akamai possesses the necessary rights, title and licenses in and to the Software and Documentation (each defined herein) necessary to license the Software and perform the Services hereunder. Akamai grants Customer a limited, nontransferable and nonexclusive license to use, during the Term, the Software, in object code form only, together with the Documentation subject to the following restrictions: (i) Customer shall use the Software and/or the Documentation for Customer's internal purposes only, solely for renaming the URL of Customer Content; (ii) Customer shall use the Software for Customer's internal purposes only, solely in conjunction with analyzing the flow of Customer Content that is delivered using the Services; (iii) Customer acknowledges that the Software contains certain third party software elements, including without limitation software relating to the mapping functions, and Customer is prohibited from replicating or distributing such mapping images or otherwise using the same other than for Customer's internal business purposes; and (iv) Customer shall not, for itself, any affiliate of Customer or any third party sell, license, assign, or transfer the Software or any Documentation; decompile, disassemble, or reverse engineer the Software; copy the

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Software or any Documentation, except that Customer may make a reasonable number of copies of the Software for backup purposes (provided Customer reproduces on such copies all proprietary notices of Akamai or its suppliers); nor remove from the Software or Documentation any language or designation indicating the confidential nature thereof or the proprietary rights of Akamai or its suppliers. In addition, Customer shall not alter or duplicate any aspect of the Software or Documentation, except as expressly permitted under these Terms & Conditions; assign, transfer, distribute, or otherwise provide access to the Software or Services to any third party; use the Software with or for the benefit of any third party content; or export, re-export or permit any third party to export or re-export the Software or Documentation where such export or re-export is prohibited by U.S. or other applicable law without appropriate licenses and clearances.

4. INTELLECTUAL PROPERTY RIGHTS. As between Customer and Akamai, Customer shall own all right, title and interest in and to any Customer Content. During the Term, Customer grants to Akamai a limited, non-exclusive, royalty-free license to transmit the Customer Content over the Akamai Network as contemplated by these Terms & Conditions and for Akamai to perform the Services as contemplated hereunder. These Terms & Conditions do not transfer or convey to Akamai or any third party any right, title or interest in or to the Customer Content or any associated intellectual property rights, but only a limited right of use revocable in accordance with the terms of these Terms & Conditions. As between Customer and Akamai, Akamai shall own all right, title and interest in and to the Software, Services and Documentation. These Terms & Conditions do not transfer or convey to Customer or any third party any right, title or interest in or to the Software, Documentation or Services or any associated intellectual property rights, but only a limited right of use revocable in accordance with these Terms & Conditions.

5. PUBLICITY; TRADEMARKS. Neither party shall issue press releases or publicity that relates to this Agreement without the express written consent of the other party. Akamai shall not use the name "Microsoft" or "Microsoft Corporation" in any brochures, advertisements or sales presentations without the express written consent of the Customer. Neither party may display or refer to the other party's proprietary indicia, trademarks, service marks, trade names, logos, symbols and/or brand names (collectively "Marks") or remove, destroy or alter the other party's Marks. Each party agrees that it shall not challenge or assist others to challenge the rights of the other party or its suppliers or licensors in the Marks or the registration of the Marks, or attempt to register any trademarks, trade names or other proprietary indicia confusingly similar to the Marks.

6. FEES; PRICING AND PAYMENT TERMS; TAXES. Akamai's current fees for the Services (including license fees, installation charges, service usage fees and other fees) are set forth in the attached Order Forms. Akamai reserves the right to amend the fees payable for the Services provided under such Order Form(s) at any time after the Initial Term, as set forth in each Order Form, upon sixty
(60) days prior written notice to Customer; provided that if Akamai increases the fees, Customer shall be entitled to terminate this Agreement upon thirty
(30) days prior written notice to Akamai. All prices are in United States dollars and do not include sales, use, value-added or import taxes, customs duties or similar taxes that may be assessed by any jurisdiction. Amounts due hereunder are payable upon receipt of invoice. Customer agrees to pay a late charge of 1.5% per month or the maximum lawful rate, whichever is less, for all amounts not paid within forty-five (45) days of receipt of invoice. Any sales or use taxes, duties, fees or governmental charges that (i) are owed by Customer solely as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required to be collected from Customer by Akamai under applicable law, and (iii) are based solely upon the amounts payable under this Agreement (such taxes the "Collected Taxes"), shall be stated separately as applicable on Akamai's invoices, if such information is available at time of invoicing, and/or any notice or bill thereof received by Akamai shall be forwarded to Customer within sixty (60) days of receipt of such notice or bill by Akamai. The payment for such Collected Taxes shall be remitted by Customer to Akamai, whereupon, and as required, Akamai shall remit to Customer official tax receipts indicating that such Collected Taxes have been collected by Akamai. Customer agrees to pay reasonable attorneys' fees and court costs incurred by Akamai to collect any unpaid amounts owed by Customer.

7. CONFIDENTIAL INFORMATION. The mutual Microsoft Non-Disclosure Agreement, dated as of April 13, 1999 (the "NDA"), entered into by and between the parties, applies to this Agreement as if fully set forth herein and that all of the terms of this Agreement (including but not limited to its existence), and all discussions and negotiations related thereto are considered confidential information under the NDA. A copy of said NDA is attached hereto as Exhibit "A". In addition to the confidentiality obligations of the NDA, each party agrees to discuss with the other party any security problems identified by the other party and to cooperate with the other party to prevent the disclosure of the confidential information to unauthorized third parties.

8.       TERM AND TERMINATION.

         8.1 These Terms & Conditions shall become effective with respect to each Order Form as of the Effective Date specified in each Order Form and shall remain in full force and effect for the Initial Term as specified in such Order Form(s). With respect to each Order Form, if the specified Initial Term is one (1) year or greater, then, upon expiration of the Initial Term, these Terms & Conditions, and any addenda hereto, with respect to the specified Services, in such Order Form(s) shall be renewable for additional one (1) year periods (each, a "Renewal Term"), provided each party delivers written notice to the other of renewal at least thirty (30) days prior to the expiration of the applicable term of the Services set forth in the specified Order Form(s). If (i) the parties do not renew the Initial Term or Renewal Term, as applicable, in accordance with the foregoing sentence and (ii) neither party delivers a written notice of termination to the other party, the Agreement shall continue on a month-to-month basis and may be terminated by either party by delivery of a written notice of termination to the other party at least ten (10) days prior to the first day of the following month.

         8.2 Each Order Form shall specify an Effective Date and Initial Term and shall be governed by these Terms & Conditions.With respect to each Order Form, the Initial Term, together with any and all Renewal Terms, is sometimes collectively referred to as the "Term." Either party may terminate this Agreement in the event that the other party materially defaults in performing any obligation under these Terms & Conditions and such default continues unremedied for a period of thirty (30) days following written notice of default, except that either party may immediately terminate this Agreement if either party has breached this Agreement by violating Sections 7 and/or 11 hereof. This Agreement shall terminate, effective upon delivery of written notice by either party to the other party: (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party;

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(ii) upon the making of an assignment for the benefit of creditors by the other party; (iii) upon the dissolution of the other party; or (iv) any material breach of this Agreement if such breach, because of the nature of the breach, cannot be cured. Either party may terminate the FreeFlowSM Services set forth in the specific Order Form(s) at any time upon thirty (30) days prior written notice to the other party during the Term set forth in such Order Form(s); provided that if Customer terminates such Services during such period, Customer agrees to pay Akamai all undisputed unpaid fees accrued as of the termination date, including without limitation, any installation, set-up and training fees. Except for FreeFlowSM Services and Services relating to a Live Event, either party may terminate the Services set forth in the specific Order Form(s) during the first sixty (60) days of the Initial Term set forth in such Order Form(s) without liability upon written notice to the other party; provided that if Customer terminates such Services during such period, Customer agrees to pay Akamai all undisputed unpaid fees accrued as of the termination date, including without limitation, any installation, set-up and training fees. Except for FreeFlowSM Services and Services relating to a Live Event, Customer may cancel the Service set forth in the specific Order Form(s) at any time after the first sixty (60) days of the Initial Term as set forth in such Order Form(s) for convenience upon written notice to Akamai, in which case Customer agrees to pay to Akamai all undisputed unpaid Service fees as set forth in the specific Order Form(s) accrued as of such cancellation date; plus (b) an early cancellation fee equal to the minimum usage fees (as set forth in such Order Form(s)) that will become due during the canceled portion of such Initial Term or Renewal Term, as applicable. Except for Services relating to a Live Event, Customer may cancel the Services set forth in the specific Order Form(s) at any time after any respective Renewal Term for convenience upon written notice to Akamai, in which case Customer agrees to pay to Akamai: (a) all undisputed unpaid Service fees as set forth in the specific Order Form(s) accrued as of such cancellation date; plus (b) an early cancellation fee equal to the minimum usage fees (as set forth in such Order Form(s)) that will become due during the canceled portion of such Renewal Term. The provisions of Sections 2 (with respect to Customer's responsibility for Customer Content), 3, 6, 7, 8, 9, 10, 11, 12 and 13 (with respect to third party beneficiaries, entire agreement and waiver, severability, non-disclosure, construction, remedies and binding effect of the Agreement) shall survive termination of this Agreement. All other rights and obligations of the parties and/or any license granted hereunder shall cease upon expiration or termination of this Agreement and/or the Services set forth in any Order Form.

9. DISPUTE RESOLUTION. In the case of any disputes under this Agreement, the parties shall first attempt in good faith to resolve their dispute informally, or by means of commercial mediation, without the necessity of a formal proceeding.

10.      REPRESENTATIONS AND WARRANTIES.

         10.1 AKAMAI'S REPRESENTATIONS AND WARRANTIES. Akamai represents and warrants to Customer as follows:

                  10.1.1 Services. The Services provided will be provided in a workmanlike manner, consistent with industry standards. At all times while performing the Services, Akamai's employees and/or agents shall conduct themselves in a professional workman-like manner and in accordance with Akamai's policies and procedures. Akamai will be responsible for the acts and omissions of Akamai's employees and/or agents.

                  10.1.2 Y2K Compliant. The Software accurately manipulates, processes, compares, displays and calculates date or time data from, into the twenty-first century, including leap years; and such Software shall not be interrupted or adversely affected by the manipulation, processing, comparison, display or calculation of dates from, into the twenty-first century, including leap years; but only if the Software is used in accordance with all accompanying Documentation and Specifications, and provided that all hardware and software products not provided by Akamai that are used in combination with the Software properly exchange date data with them. Additionally, Akamai agrees to work with Customer and provide all reasonably necessary information in a prompt manner should Customer have any inquires regarding the Year 2000 readiness of Akamai or any of the information or technology that is the subject of this Section.

         10.2 INSURANCE. Akamai agrees to fully comply with the insurance and risk allocation provisions as follows:

                  10.2.1 General. Prior to the commencement of this Agreement, and throughout the entire Term of this Agreement, Akamai shall procure and maintain insurance which shall comply with the following minimum requirements.

                  10.2.2 Commercial General Liability. Akamai shall obtain and maintain a commercial general liability insurance policy with reputable insurers with policy limits of not less than $1,000,000 each occurrence for bodily injury and $1,000,000 each occurrence for damage to property. The policy shall be the "occurrence" form and shall include coverage for premises and operations, contractual liability (including insurable contractual liability assumed in this Agreement), broad form property damage, and products and completed operations.

                  10.2.3 Intellectual Property Liability Insurance. Vendor shall maintain policy limits of not less than $[**] each claim. Such insurance shall include coverage for infringement of proprietary rights of any third party, including without limitation copyright, trade secret and trademark infringement as related to Vendor's performance under this Agreement. Throughout the Term of this Agreement, the Intellectual Property Liability insurance's retroactive coverage date will be no later than the Effective Date of this Agreement. Upon expiration or termination of this Agreement, Vendor will either maintain an active policy, or purchase an extended reporting period, providing coverage for claims first made and reported to the insurance company within [**] years after the end of the agreement.

                  10.2.4 General Requirements Applicable to Above Coverages. The following general requirements shall be applicable to all coverages referenced anywhere in this Section: (1) the above-referenced insurance policies shall be primary; 2) all deductibles and premiums associated with the above coverages shall be the responsibility of Akamai; and (3) the above referenced insurance limits shall not in any way limit the liability of Akamai or the liability of any Akamai subcontractor during their performance under this Agreement, 4) Microsoft and Akamai shall evaluate the coverage requirements on an annual basis. If, in the opinion of Microsoft, the amount of liability coverage is with not adequate, or is not needed, by reason of experience or the nature and content of Akamai's activities, Akamai shall adjust the insurance coverage as reasonably required by Microsoft.

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                  10.2.5   Certificates of Insurance. At Customer's request,
Akamai shall provide to Customer certificates of insurance evidencing appropriate insurance coverage. Such certificates shall be kept current throughout the entire period of the Agreement. Failure by Akamai to furnish certificates of insurance or failure by Customer to request same shall not constitute a waiver by Customer of the insurance requirements set forth herein.

                  10.2.6 Order of Precedence. If any of the provisions within this Agreement are inconsistent with the provisions set forth in the previous Insurance section, then the provisions set forth in the Insurance section shall take precedence.

         10.3 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other party as follows:

         (a) It has full and exclusive right and power to perform according to the terms of this Agreement and that such performance will not materially violate any other agreement.

         (b) It shall materially comply with all applicable laws, regulations, and ordinances relating to its performance hereunder.

11. INDEMNIFICATION. Akamai shall defend, indemnify and hold harmless Customer from and against any suit, proceeding, assertion, damages, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims by a third party against Customer and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with a claim that [**]. If a claim of infringement under this Section 11 occurs, or if Akamai determines that a claim is likely to occur, Akamai shall have the right, in its sole discretion, to either: (i) procure for Customer the right or license to continue to use the [**] free of the infringement claim; or (ii) replace or modify [**] to make it non-infringing provided that the replacement [**] substantially conforms to Akamai's then-current specification for the [**]. If these remedies are not reasonably available to Akamai, may, at its option, terminate this Agreement and return any fees paid by Customer in advance. Despite the provisions of this Section 10, Akamai has no obligation with respect to any claim of infringement that is based upon or arises out of: (i) any modification to the [**] if the modification was not made by Akamai; or (ii) the use or combination of the [**] with any hardware, software, products, data or other materials not specified or provided by Akamai; or (iii) Customer's use of the [**] other than in accordance with the Documentation or Akamai's written directions or policies.

Customer acknowledges that by entering into and performing its obligations under these Terms & Conditions, Akamai does not assume and should not be exposed to the business and operational risks associated with Customer's business, or any aspects of the operation or contents of Customer's web site(s). Accordingly, Customer shall defend, indemnify, and hold harmless Akamai from and against any suit, proceeding, assertion damages, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims of customers or other third party claim against Akamai and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with any Customer Content or Customer's web site(s) (including without limitation any activities or aspects thereof or commerce conducted thereon), Customer's misuse of the Services, unauthorized modification of the Software, or unauthorized combination of the Software with any hardware, software, products, data or other materials not specified or provided by Akamai.

         Each party (the "Indemnifying Party") agrees to defend, hold harmless, and indemnify the other party and/or it's the other party's subsidiaries, affiliates, directors, officers, employees, agents, and assigns (the "Indemnified Party"), from and against any and all claims, damages, losses, suits, actions, demands, proceedings, expenses, and/or liabilities of any kind, (including but not limited to reasonable attorneys' fees incurred and/or those necessary to successfully establish the right to indemnification) threatened, asserted or filed against the Indemnified Party, to the extent that such claims arise out of or relate to (i) bodily injury or death to any person (and including specifically bodily injury or death to any employee of the Indemnified Party and/or any of the Indemnified Party's employees, subcontractor or agent);
(ii) loss, theft, disappearance, or damage to property of any person which arises out of or is in any way connected with the Services to be performed and/or products provided under this Agreement; and/or (iii) the negligence or willful misconduct of the Indemnifying Party or the Indemnifying Party's employees, subcontractor or agent, which arises out of the performance by the Indemnifying Party of or is connected with the Services to be performed under this Agreement, except to the comparative extent that such claims result from the negligent or willful acts of the Indemnified Party.

The indemnified party shall (i) promptly notify the indemnifying party in writing of any claim, suit or proceeding for which indemnity is claimed, provided that failure to so notify will not remove the indemnifying party's obligation except to the extent it is prejudiced thereby, and (ii) have the right, at its own expense, to employ separate counsel and participate in the defense thereof. In no event may either party enter into any third-party agreements which would in any manner whatsoever affect the rights of, or bind the other party in any manner to such third party, without the prior written consent of the other party.

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

12.      LIMITATION OF LIABILITY AND DAMAGES.

EXCEPT FOR EACH PARTY'S LIABILITY ARISING OUT OF VIOLATIONS OF SECTIONS 7 AND 11 HEREOF, LIABILITY FOR ALL CLAIMS ARISING OUT OF THESE TERMS & CONDITIONS, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAID BY CUSTOMER TO AKAMAI UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRECEDING THE CLAIM.

EXCEPT FOR VIOLATIONS OF SECTIONS 7 AND 11 HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF DATA, LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THESE TERMS & CONDITIONS OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF SUCH PARTY

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HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

THIS SECTION 12 DOES NOT LIMIT EITHER PARTY'S RIGHT TO ENFORCE ANY OTHER PROVISION OF THIS AGREEMENT.

13. MISCELLANEOUS. Any notice required or permitted hereunder shall be in writing and shall be delivered to the contact person listed on the Order Forms as follows (with notice deemed given as indicated): (i) by personal delivery when delivered personally; (ii) by established overnight courier upon written verification of receipt; (iii) by facsimile transmission when receipt is confirmed orally; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Either party may change its contact person for notices and/or address for notice by means of notice to the other party given in accordance with this Section 13. Neither party may, without the prior written consent of the other party, which such consent shall not be unreasonably withheld, assign this Agreement, in whole or in part, and any attempt to do so shall be a material default of this Agreement and shall be void. Notwithstanding the foregoing, either party may assign its rights and obligations under this Agreement to an affiliate or to any person or entity in connection with a merger, spin-off, divestiture, reorganization or sale of substantially all or all of the business, or part of the business; provided, that if either party makes such an assignment, such party shall provide reasonable notice to the other party of such assignment. Upon such notice of assignment by a party, the other party may terminate this Agreement if it is reasonably determined that the assignee's business or content materially: (i) interferes with or is detrimental to the other party's interests, reputation or business, (ii) subjects the other party to unfavorable regulatory action, (iii) infringes the intellectual property or other rights of a third party, (iv) contains any libelous, defamatory, or obscene material, (v) otherwise violates any laws or regulations relating to content or content distribution, or (vi) otherwise subjects the other party to liability for any reason. Except as otherwise provided by the foregoing, any attempt by either party to assign this Agreement in violation of this Section shall be a material default of this Agreement and the Agreement shall be void. This Agreement shall be interpreted according to the laws of the State of New York without regard to or application of choice-of-law rules or principles. This Agreement and any addenda hereto shall constitute the entire agreement between Akamai and Customer with respect to the subject matter hereof and all prior agreements, representations, and statements with respect to such subject matter are superceded hereby, including without limitation any non disclosure agreement previously executed between the parties. These Terms & Conditions shall control in the event of any inconsistency with the terms of the Order Forms or other schedules or exhibits attached hereto. These Terms & Conditions may be changed only by written agreement signed by both Akamai and Customer. No failure of either party to exercise or enforce any of its rights under these Terms & Conditions shall act as a waiver of subsequent breaches; and the waiver of any breach shall not act as a waiver of subsequent breaches. In the event any provision of these Terms & Conditions is held by a court or other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of these Terms & Conditions will remain in full force and effect. The parties further agree that in the event such provision is an essential part of these Terms & Conditions, they will begin negotiations for a replacement provision. If either party is prevented from performing any of its obligations under this Agreement due to any cause beyond the party's reasonable control, including, without limitation, an act of God, fire, flood, explosion, war, strike, embargo, government regulation, civil or military authority, acts or omissions of carriers, transmitters, providers, or acts of vandals, or hackers (a "force majeure event") the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence; provided, however, that Customer will not be excused from the payment of any sums of money owed by Customer to Akamai for Services provided prior to the force majeure event; and provided further, however, that if a party suffering a force majeure event is unable to cure that event within thirty (30) days, the other party may terminate this Agreement. Neither these Terms & Conditions nor the Order Forms (and other schedules and exhibits thereto) may be construed as creating or constituting a partnership, joint venture, or agency relationship between the parties. Neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent. These Terms & Conditions shall be construed and interpreted fairly, in accordance with the plain meaning of its terms, and there shall be no presumption or inference against the party drafting this Agreement in construing or interpreting the provisions hereof. Except as provided herein, the rights and remedies of the parties set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity. These Terms & Conditions shall be binding upon and shall inure to the benefit of the respective parties hereto, their respective successors in interest, legal representatives, heirs and assigns. Each party shall comply with all applicable laws, regulations, and ordinances relating to their performance hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

AKAMAI   NON-STANDARD SERVICES AGREEMENT WITH TERMS AND CONDITIONS BETWEEN
MICROSOFT CORPORATION AND AKAMAI TECHNOLOGIES, INC. (PAGE 5)

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written below.

MICROSOFT CORPORATION ("CUSTOMER")                  AKAMAI TECHNOLOGIES, INC.

By /s/ Arne Josefberg                               By /s/ Don Hatfield
   ------------------                               Name   Don Hatfield
Name   Arne Josefberg                               Title  Director
Title  General Manager                              Signature Date June 27, 2002
Signature Date:  June 27, 2000

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

                                    ADDENDUM

         This Addendum, dated as of November 1, 2001 (the "Addendum"), amends and supersedes certain of the provisions of the Akamai Microsoft Non-Standard Services Agreement Terms & Conditions (the "Terms & Conditions") and Akamai FreeFlow Services Order Form (the "Order Form") entered into by and between Akamai Technologies, Inc. and Microsoft, Inc., dated as of June 29, 2000, to which this Addendum is attached. This Addendum takes the place of and supersedes those portions of any article or sections of the Terms & Conditions or Order Form that deal with the subject matter as provided for in this Addendum and if the provisions of this Addendum and the Terms and Conditions or Order Form conflict, then the provisions of this Addendum shall control. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Terms & Conditions or Order Form.

NOW, THEREFORE, in consideration of the following as set forth in this Addendum, the parties agree as follows:

     1. The chart entitled "Committed Inf $/mbps" set forth in Schedule B-1 of the Order Form is hereby amended as follows:

Total [**] FreeFlow Usage* +         Domestic Traffic**         International Traffic**
-----------------------------        ------------------        -----------------------
          up to [**] Mbps                $[**]/Mbps                   $[**]/Mbps
          [**] Mbps                      $[**]/Mbps                   $[**]/Mbps
          [**] Mbps                      $[**]/Mbps                   $[**]/Mbps
          [**] Mbps                      $[**]/Mbps                   $[**]/Mbps
          [**] - above Mbps              $[**]/Mbps                   $[**]/Mbps

FreeFlow Services may be used by Microsoft and Microsoft Affiliates (as defined below) whose origin server is located in the territories set forth on Exhibit C (as may be amended from time to time) provided Akamai and Microsoft accept the order by executing a separate Order Form for FreeFlow Service which identifies the Microsoft Affiliate. Akamai hereby grants any such Microsoft Affiliate the right to use the FreeFlow Services and associated Software in accordance with the Agreement (including the licensing restrictions and confidentiality provisions thereof); provided that, so long as Microsoft and Akamai have accepted the order with respect to a given Microsoft Affiliate as provided for above, all other rights and obligations under the Agreement shall remain with Microsoft and Microsoft shall be fully responsible for any breach of the Agreement by its Affiliates. With respect to any order relating to a given Microsoft Affiliate Microsoft and Akamai have accepted under the terms hereof, Akamai shall bill Microsoft and Microsoft shall pay for the FreeFlow Services used by Microsoft and any such Microsoft Affiliates. Support will be provided directly to Microsoft for FreeFlow Services used by Microsoft and Microsoft Affiliates. The parties have waived the requirement to execute a separate Order Form in order to accept the order with respect to msnbc.com, a Microsoft Affiliate, and msnbc.com may use the FreeFlow Services in accordance with the terms of the Agreement.

For purposes of this Agreement, "Affiliate" shall mean any entity now or hereafter directly or indirectly controlling or controlled by or in common control with a party, where "control" is defined as the ownership of at least 50% of the equity or beneficial interest of such entity or the right to vote for or appoint a majority of the board of directors or other governing body of such entity, and any other entity with respect to which party (i) sold a majority interest and retained at least 10% ownership of the equity or beneficial interest of such entity and (ii) has management or operational responsibility (including the authority to act on behalf of and legally bind such entity) (collectively "Management or Operational Responsibility") provided that such entity shall be deemed to be an Affiliate only so long as such "control" exists or party has Management or Operational Responsibility for such entity. For the avoidance of doubt, this Agreement shall not apply to any affiliates of Microsoft Affiliates.

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

Akamai subsidiaries or affiliates may provide all of the duties and/or obligations provided hereunder as determined by Akamai in its sole and reasonable discretion but Akamai shall retain responsibility for the work performed by such subsidiaries or affiliates. In the course of conducting its business, Akamai collects and processes certain information about its customers, business partners, prospects, suppliers and other business contacts. This information might include the name, business address, telephone number, e-mail address, and other business-related information about an employee of one of these entities. As a global company, Akamai's business processes extend to more than one country and may result in worldwide processing and use of such data internally, and in appropriate circumstances, with Akamai's business partners and subcontractors. Microsoft acknowledges and agrees that Akamai may use and share such information within its enterprise and with Akamai business partners and subcontractors solely to provide products and services to Microsoft. Microsoft agrees to cooperate with Akamai to fulfill the legal requirements necessary, if any, to make such disclosures, use, and transfer of such information lawful.

+ Based on 95th Percentile Method. Does not include [**] is billed separately as set forth below.

** Microsoft's 95th Percentile usage level will be divided [**] for each measured sample according to [**]

              IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as an instrument under seal as of the date and year first above written.

     Agreed and Accepted:                   Agreed and Accepted:

     AKAMAI TECHNOLOGIES, INC.              MICROSOFT, INC.

     By: /s/Michael Brent                   By: Greg Furman

     Name: Michael Brent                    Name Greg Furman

     Title: Regional Sales Manager          Title: Director - Partner Mgmt

     Date: March 18, 2002                   Date: March 29, 2002

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

                                    Exhibit C

[**]

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

                                    ADDENDUM

         This Addendum, dated as of December 1, 2002 (the "Addendum"), amends and supersedes certain of the provisions of the Akamai Microsoft Non-Standard Services Agreement Terms & Conditions (the "Terms & Conditions") and Akamai FreeFlow Services Order Form (the "Order Form") entered into by and between Akamai Technologies, Inc. and Microsoft, Inc., dated as of June 29, 2000, as previously amended by the Addendum between the parties dated as of November 1, 2001. This Addendum takes the place of and supersedes those portions of any article or sections of the Terms & Conditions or Order Form that deal with the subject matter as provided for in this Addendum and if the provisions of this Addendum and the Terms and Conditions or Order Form conflict, then the provisions of this Addendum shall control. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Terms & Conditions or Order Form.

NOW, THEREFORE, in consideration of the following as set forth in this Addendum, the parties agree as follows:

     2. The chart entitled "Committed Inf $/mbps" set forth in Schedule B-1 of the Order Form is hereby amended as follows:

              [**]                               [**]    [**]
   TOTAL     TRAFFIC                 TOTAL     TRAFFIC  TRAFFIC
  MONTHLY     RATE                  MONTHLY     RATE     RATE
[**]TRAFFIC   (PER               [**] TRAFFIC   (PER     (PER
  (MBPS)      MBPS)                  (MBPS)     MBPS)    MBPS)
--------------------             ------------------------------
    [**]       $[**]     [**]        [**]      $[**]    $[**]
--------------------             ------------------------------
    [**]       $[**]     [**]        [**]      $[**]    $[**]
--------------------             ------------------------------
    [**]       $[**]     [**]        [**]      $[**]    $[**]
--------------------             ------------------------------
    [**]       $[**]     [**]        [**]      $[**]    $[**]
--------------------             ------------------------------
    [**]       $[**]     [**]        [**]      $[**]    $[**]
--------------------             ------------------------------
    [**]       $[**]
--------------------

         * Measurements are based on 95th Percentile Method. When a volume tier is obtained, all traffic for that month is priced at that rate.

         ** Does not include [**] is billed separately as set forth below, and [**] pricing will remain unchanged at $[**] or $[**] per region with a peak load of [**] per region.

         *** [**] traffic will be charged at [**] rates.

         **** For purposes of determining the applicable volume tier from the above tables, Microsoft's 95th Percentile usage level will be [**] for each measured sample according to [**]. For invoicing purposes [**] will then be further divided, measured on 95th percentile usage, [**].

         ***** FreeFlow Services may be used by Microsoft and Microsoft Affiliates (as defined below) whose origin server is located in the territories set forth on Exhibit C (as may be amended from time to time) provided Akamai and Microsoft accept the order by executing a separate Order Form for FreeFlow Service which identifies the Microsoft Affiliate. Akamai hereby grants any such Microsoft Affiliate the right to use the FreeFlow Services and associated Software in accordance with the Agreement (including the licensing restrictions and confidentiality provisions thereof); provided that, so long as Microsoft and Akamai have accepted the order with respect to a given Microsoft Affiliate as provided for above, all other rights and obligations under the Agreement shall remain with Microsoft and Microsoft shall be fully responsible for

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

         any breach of the Agreement by its Affiliates. With respect to any order relating to a given Microsoft Affiliate Microsoft and Akamai have accepted under the terms hereof, Akamai shall bill Microsoft and Microsoft shall pay for the FreeFlow Services used by Microsoft and any such Microsoft Affiliates. Support will be provided directly to Microsoft for FreeFlow Services used by Microsoft and Microsoft Affiliates. The parties have waived the requirement to execute a separate Order Form in order to accept the order with respect to msnbc.com, a Microsoft Affiliate, and msnbc.com may use the FreeFlow Services in accordance with the terms of the Agreement.

         For purposes of this Agreement, "Affiliate" shall mean any entity now or hereafter directly or indirectly controlling or controlled by or in common control with a party, where "control" is defined as the ownership of at least 50% of the equity or beneficial interest of such entity or the right to vote for or appoint a majority of the board of directors or other governing body of such entity, and any other entity with respect to which party (i) sold a majority interest and retained at least 10% ownership of the equity or beneficial interest of such entity and (ii) has management or operational responsibility (including the authority to act on behalf of and legally bind such entity) (collectively "Management or Operational Responsibility") provided that such entity shall be deemed to be an Affiliate only so long as such "control" exists or party has Management or Operational Responsibility for such entity. For the avoidance of doubt, this Agreement shall not apply to any affiliates of Microsoft Affiliates.

         Akamai subsidiaries or affiliates may provide all of the duties and/or obligations provided hereunder as determined by Akamai in its sole and reasonable discretion but Akamai shall retain responsibility for the work performed by such subsidiaries or affiliates. In the course of conducting its business, Akamai collects and processes certain information about its customers, business partners, prospects, suppliers and other business contacts. This information might include the name, business address, telephone number, e-mail address, and other business-related information about an employee of one of these entities. As a global company, Akamai's business processes extend to more than one country and may result in worldwide processing and use of such data internally, and in appropriate circumstances, with Akamai's business partners and subcontractors. Microsoft acknowledges and agrees that Akamai may use and share such information within its enterprise and with Akamai business partners and subcontractors solely to provide products and services to Microsoft. Microsoft agrees to cooperate with Akamai to fulfill the legal requirements necessary, if any, to make such disclosures, use, and transfer of such information lawful.

     2. For purposes of clarification, the parties acknowledge that, in accordance with Section 8.1 of the Terms and Conditions, the Order Form and the FreeFlow Services provided thereunder are being provided on a month-to-month basis and are subject to termination by either party by delivery of a written notice of termination to the other party at least ten (10) days prior to the first day of the following month.

     3. In consideration of the pricing being extended by Akamai in this Addendum, Microsoft agrees to have all of its international downloads for its download.microsoft.com website delivered using Akamai's FreeFlow Service.

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

              IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as an instrument under seal as of the date and year first above written.

     Agreed and Accepted:                  Agreed and Accepted:

     AKAMAI TECHNOLOGIES, INC.             MICROSOFT, INC.

     By: /s/ Robert Ball                   By: /s/ Greg Furman

     Name: Robert Ball                     Name: Greg Furman

     Title: VP - Business Development      Title: Director - Partner Mgmt.

     Date: December 16, 2002               Date: December 11, 2002

Akamai Technologies, Inc. - Confidential

[AKAMAI LOGO]

                     AKAMAI FREEFLOW(SM) SERVICES ORDER FORM

                                    Exhibit C

[**]

Akamai Technologies, Inc. - Confidential

                  -----------                   -----------                     -----------                   -----------
  EFFECTIVE DATE: 6-29-00         BILLING DATE: 7-13-00           INITIAL TERM: 12 months         CONTRACT
                                                                                7-13-00 to        REF. NO.:
                                                                                7-13-01
                  -----------                   -----------                     -----------                   -----------

                  -----------                                                                                 -----------
PURCHASE ORDER #:                                                                                 SALES REP.: David Fox
                  -----------                                                                                 -----------

CUSTOMER INFORMATION:                                            CUSTOMER CONTACT FOR NOTICES:

      Company:     Microsoft Corporation                                Name:       Neal Piliavin
                   -------------------------------------------                      ------------------------------------------------
      Address:     One Redmond Way                                      Phone:      425-936-8013
                   -------------------------------------------                      ------------------------------------------------
                   Redmond, Wa. 98052                                   Fax:
                   -------------------------------------------                      ------------------------------------------------
                                                                        E-Mail:     nealp@microsoft.com
                   -------------------------------------------                      ------------------------------------------------
BILLING CONTACT:   (if different than Customer Contact)          TECHNICAL CONTACT:

      Name:                                                             Name:       Scott Hogan
                   -------------------------------------------                      ------------------------------------------------
      Phone:                                                            Phone:      425-705-5747
                   -------------------------------------------                      ------------------------------------------------
      Fax:                                                              Fax:
                   -------------------------------------------                      ------------------------------------------------
      E-Mail:                                                           E-Mail:     shogan@microsoft.com
                   -------------------------------------------                      ------------------------------------------------
UPGRADE/ACCOUNT CHANGE AUTHORITY: (Check contacts with authority to upgrade contract)
            [X] Customer Contact    [ ] Billing Contact          [ ] Technical Contact          [ ] Other (See Special Instructions)

AKAMAI SALES CONTACT:                                            AKAMAI CONTACT FOR NOTICES:

       Name:       David Fox                                            Name:       General Counsel
                   -------------------------------------------                      ------------------------------------------------
       Address:    1400 Fashion Island Blvd. San Mateo Ca.                          Akamai Technologies, Inc.
                   94404
                   -------------------------------------------                      ------------------------------------------------
       Phone:      650-627-5208                                         Address:    500 Technology Square, Cambridge, MA, 02139
                   -------------------------------------------                      ------------------------------------------------
       Fax:        650-627-5272                                         Phone:      617-250-3000
                   -------------------------------------------                      ------------------------------------------------
       E-Mail:     dfox@akamai.com                                      Fax:        617-250-3695
                   -------------------------------------------                      ------------------------------------------------

DESCRIPTION OF FREEFLOW SERVICES:

      The FreeFlow Services consist of access to (i) Akamai's global network of content distribution servers, (ii) the Akamai DNS system, (iii) the reporting tools (to be provided as part of the FreeFlow Services or licensed to Customer for a fee) and (iv) the [**] (to be provided as part of the FreeFlow Services). FreeFlow Services will (a) allow Customer Content designated by Customer to be tagged for inclusion on the Akamai Network and delivered to web users accessing Customer's website(s) and (b) enable independent monitoring by Customer of certain aspects of the Akamai Network. Akamai will provide the FreeFlow Services in accordance with the service levels set forth in Section I of the Service Level Agreement attached to this FreeFlow Services Order Form as Exhibit A.

       Customer hereby orders from Akamai Technologies, Inc., a Delaware corporation, and from any of its affiliates or subsidiaries ("Akamai"), the FreeFlow Services described in this FreeFlow Services Order Form, the attached Service Level Agreement and any other schedules or exhibits attached hereto (this "FreeFlow Services Order Form"). This FreeFlow Services Order Form, which is issued pursuant and subject to the attached Akamai Services Terms & Conditions ("Terms & Conditions"), shall become valid when executed by Customer and accepted by an authorized representative of Akamai. This FreeFlow Services Order Form, Terms & Conditions, any other Akamai services order form(s), and any addenda thereto, executed by the parties, shall collectively constitute the "Agreement" between the parties. This Agreement is effective as of the last date of signature set forth on this FreeFlow Services Order Form, unless otherwise agreed to by the parties and set forth in the "Special Instructions" section of this FreeFlow Services Order Form (the "Effective Date"). Billing for FreeFlow Services set forth on this FreeFlow Services Order Form shall commence two weeks after the Effective Date (the "Billing Date") and Customer shall be billed monthly. The initial term of this Agreement is for a term of one (1) year from the Billing Date (the "Initial Term"), renewable pursuant to the Terms & Conditions. Capitalized terms used in this FreeFlow Services Order Form and not otherwise defined have the meanings ascribed to them in the Terms & Conditions.

       CUSTOMER AND AKAMAI AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT SUPERSEDE ANY PROVISIONS OF ANY CUSTOMER DRAFTED PURCHASE ORDER AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN CUSTOMER AND AKAMAI RELATING TO THIS AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS FREEFLOW SERVICES ORDER FORM, SERVICE LEVEL AGREEMENT AND THE TERMS & CONDITIONS, THE TERMS & CONDITIONS SHALL TAKE PRECEDENCE.

ACCEPTED BY CUSTOMER:                                           ACCEPTED BY AKAMAI:
-------------------------------------------------------         -------------------------------------------------------------------
SIGNATURE   /s/ ARNE JOSEFBERG                                  SIGNATURE /s/ DON HATFIELD

-------------------------------------------------------         -------------------------------------------------------------------
NAME        ARNE JOSEFBERG        DATE  06/29/2000              NAME      DON HATFIELD                       DATE 06/30/2000

-------------------------------------------------------         -------------------------------------------------------------------
TITLE       GENERAL MANAGER                                     TITLE     DIRECTOR

Akamai Technologies, Inc. - Confidential

AKAMAI PRODUCTS & SERVICES CONFIGURATION AND DESCRIPTIONS

SUMMARY OF CHARGES:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          ONE TIME      RECURRING
                                                                                                            FEES           FEES
---------------------------------------------------------------------------------------------------------------------------------
                     ACTIVATION FEE:  One-time fee after activation is complete ($[**] per Mbps;
                                      $[**] minimum)                                                       NA
---------------------------------------------------------------------------------------------------------------------------------
                     PRICE PER MBPS:  Rate per Mbps for FreeFlow Services  $ See Schedule B 1______
---------------------------------------------------------------------------------------------------------------------------------
   COMMITTED INFORMATION RATE (CIR):  Minimum Committed Monthly Usage of
                                      FreeFlow Services (in Mbps)                   ____[**]mbps__
---------------------------------------------------------------------------------------------------------------------------------
    MONTHLY RECURRING FREEFLOW FEES:  Monthly fees billed in advance (based on CIR) = Price per                          SEE
                                      Mbps x CIR                                                                     SCHEDULE B1
---------------------------------------------------------------------------------------------------------------------------------
             PERFORMANCE MONITORING:  Keynote                                                                            NA
---------------------------------------------------------------------------------------------------------------------------------
                                      Akanote(TM) - Independent Performance Reporting                                    NA
---------------------------------------------------------------------------------------------------------------------------------
                    REPORTING TOOLS:  Akamai Reporter(TM)                                                               $[**]
---------------------------------------------------------------------------------------------------------------------------------
                                      Akamai traffic Analyzer(TM)                                                        NA
---------------------------------------------------------------------------------------------------------------------------------
         PROFESSIONAL SERVICES FEES:  Web Integration Consulting Fees                                   SEE BELOW
---------------------------------------------------------------------------------------------------------------------------------
          AKAMAIZATION(TM) SOFTWARE:  LAUNCHER(TM), Akamaizer(TM), Akamai Adapter(TM) or Akamai static
                                      strings                                                              NA
=================================================================================================================================
            SUB-TOTAL ONE TIME FEES:
---------------------------------------------------------------------------------------------------------------------------------
                        ADJUSTMENTS:  Adjustments for One Time Fees (if applicable)                        NA
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL ONE TIME FEES:
---------------------------------------------------------------------------------------------------------------------------------
   SUB-TOTAL MONTHLY RECURRING FEES:                                                                                 SEE SCHEDULE
                                                                                                                          B1
---------------------------------------------------------------------------------------------------------------------------------
                        ADJUSTMENTS:  Adjustments for Monthly Recurring Fees (if applicable)                              NA
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL MONTHLY RECURRING FEES:                                                                                 SEE SCHEDULE
                                                                                                                          B1
---------------------------------------------------------------------------------------------------------------------------------

METHODS FOR BILLING CIR:

     - Committed Information Rate fees are billed in advance using the 95th Percentile Method.

     - For purposes of this Agreement, the "95th Percentile Method" shall mean the process of (i) measuring actual data transmission in Mbps over 5 minute intervals, (ii) ranking such measurements from largest to smallest, (iii) discarding the largest 5% of the measurements; and
          (iv) billing based on the measurement at the 95th percentile.

     - Bandwidth usage in excess of two (2) times the actual 95th percentile usage in a month, as defined above, during the remaining 5% period of a month, as defined above, will be billed at a rate of $.[**] per megabyte transferred (the "Additional Fees"). These Additional Fees will be in addition to the fees billed for the 95th percentile bandwidth usage during the month. [**] during the month, [**] the 95th percentile bandwidth usage [**]. Additionally, if the 5% period bandwidth usage in any given month, is consistent with following month 95th percentile usage, Akamai may, in its sole discretion, waive the Additional Fees for any given month.

     - Changes to the types of services, amount or frequency of services, and other similar factors may result in overages or surcharges.

SPECIAL INSTRUCTIONS:

     *This Agreement will serve as a global purchase agreement for Microsoft and subsidiaries.

     This Order Form will cover the Free Flow services only; Customer shall be required to execute a separate Order Form for any other products and services provided by Akamai.

     Commencing on and until termination of the Agreement, the base minimum Committed Information Rate ("CIR") with which Customer agrees to maintain with Akamai is [**]. Customer has the discretion to increase CIR at any time, but cannot decrease below its monthly scheduled CIR. Akamai Account Management and the Customer contract administrator will reconcile billing on a monthly and quarterly basis.

     Customer's bill will be reviewed monthly in arrears and if Customer exceeds this bandwidth threshold in any given month, Customer's bill will be reconciled in accordance with the actual usage based on the payment schedule set forth in Schedule B1 and credited for the difference. Such credits [**] at the end of this Agreement.

     Schedule B1 prices are set at [**] increments. If actual exceeds the [**] increments based on the 95th percentile model sustained bandwidth, customer will qualify for the next level of pricing.

     * Customer will be assigned a dedicated account team to serve as a centralized point of contact for all Properties to address all issues with respect to billing and customer care. In addition, based on the level the of Customer's issue, Customer shall receive support from Akamai's Customer Care team, [**], and the Network Operations Center (the "NOC"). Akamai`s Customer Care and the NOC will provide customer support to Customer 24 hours a day, 7 days a week, 365 days a year.

Akamai Technologies, Inc. - Confidential

     Effective June 29, 2000, all existing FreeFlow Services Agreement with Customer will be automatically superseded by the terms of this Agreement.

     Web integration and consulting fees and/or On-site Installation fee shall be billed at $[**] per day.

     As part of the Services, Akamai shall grant Customer the right to use and provide Customer with a copy of the [**]. See Schedule A for [**] description.

Akamai Technologies, Inc. - Confidential

                                    EXHIBIT A

                        STANDARD SERVICE LEVEL AGREEMENT

I.       SERVICE LEVELS AND CREDITS

         Akamai agrees to provide a level of service demonstrating:

         (a) Measurable Performance Enhancement: The Akamai FreeFlow service will deliver content measurably faster than the Customer's web site.

         (b) 100% Uptime: The Akamai FreeFlow service will serve content 100% of the time.

         (c) Credits: If the Akamai FreeFlow service fails to meet either of the above service levels, the Customer will receive a credit equal to fees for the day in which the failure occurs.

II.      SLA MONITORING METHODOLOGY

         The following methodology will be employed to measure FreeFlow service availability and performance enhancement:

         Agents and Polling Frequency

         (a) From six (6) geographically and network-diverse locations in major metropolitan areas, Akamai will simultaneously poll a test file residing on the Customer's production servers and on Akamai's network

         (b) The polling mechanism will perform two (2) simultaneous http GET operations:

                           one GET operation will be performed on a test file residing on the appropriate customer server (e.g., http://www.customerxyz.com/images/test/gif.com the other GET operation will be performed from the Akamai Free Flow Servicegif http:// a564.g.akamaitech.net/7/564/24/2c1db485/
                           www.customerxyz.com/images/test gif.

         (c) The Akamaized test GIF must be of typecode 7 to ensure that it is a live object.

         (d)      The test GIF will be a file of 20 Kbytes or greater in size.

         (e)      Polling will occur at approximately 12-minute intervals.

         (f) Based on the http GET operations described in II(b) above, the response times received from the two sources, (a) the Customer server, and (b) the Akamai network, will be compared for the purpose of measuring performance metrics and Outages.

III.     PERFORMANCE METRIC

         The performance metric will be based on a daily average of performance for the FreeFlow service and the Customer's production web server, computed from data captured across all regions and hits. Each time will be weighted to reflect peak traffic conditions or "primetime" usage. The primetime period is 10 AM to 8 PM EST. All times recorded during this period will be weighted by a factor of three. If on a given day the Akamai weighted daily average time exceeds the Customer's weighted daily average time, then the Customer will receive a credit equivalent to fees for that day of service.

IV.      OUTAGES

         An "Outage" is defined as a 12-minute period of consecutive failed attempts by a single agent to "get" a file from the FreeFlow network while succeeding to "get" the test file from the Customer web site. If an Outage is identified by this method, the customer will receive a credit equivalent to the fees for the day in which the failure occurred.

Akamai Technologies, Inc. - Confidential

                                   SCHEDULE A

[**] SPECIFICATION DOCUMENT

PURPOSE OF DOCUMENT:

         To document the proposed functionality of the [**]. The intention is to properly communicate functionality expectations to ensure a smooth and successful implementation of Akamai's FreeFlow service.

SYSTEM BENEFITS:

     - By installing Akamai's FreeFlow [**] Microsoft's [**], Microsoft will [**] Microsoft content.

     -   Microsoft will have [**] Akamai [**].

     -   [**] Microsoft [**] Microsoft [**].

     -   Akamai's [**]

FUNCTIONALITY REQUIREMENTS:

     - Microsoft will be [**] Microsoft [**] FreeFlow [**]Akamai's [**] Microsoft [**] Akamai [**] Microsoft [**] Microsoft [**] Akamai [**] Microsoft may [**] FreeFlow will [**] described in the next paragraph.

     - Microsoft will have [**] of Microsoft [**] Microsoft [**] Microsoft [**] Microsoft [**] Akamai [**]. The Akamai FreeFlow system will [**] Microsoft [**]. For Example, Microsoft may [**] Microsoft [**] Microsoft [**] Akamai [**] Microsoft [**] Akamai [**].

     - Microsoft will [**] which will be [**]. This will allow Microsoft [**] to be [**], Microsoft will also have the [**]. Example: Microsoft [**] Microsoft [**] Microsoft [**] Microsoft [**] Microsoft [**] will be [**] MSN dial-up customers [**] Microsoft [**]FreeFlow [**]will be for [**] will be [**].

Akamai Technologies, Inc. - Confidential

MICROSOFT SCHEDULE B1
Microsoft Pricing
For Akamai FreeFlow Service

--------------------------------------------------------------------------------------------------------------------------------
                    2000                                                        2001
                    Jun       Jul       Aug       Sep       Nov       Dec       Jan       Feb       Mar       Apr       May
                    15        15        15        15        15        15        15        15        15        15        15
Price per mbps      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]
                    ------------------------------------------------------------------------------------------------------------
CIR*                [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]
                    ------------------------------------------------------------------------------------------------------------
Monthly
Commitment          [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]      [**]
--------------------------------------------------------------------------------------------------------------------------------

* Commencing on billing term start date. Base minimum commitment Microsoft agrees to maintain with Akamai is [**] mbps over the life of the contract.

Microsoft has the discretion to increase CIR at any time but cannot decrease below its monthly CIR.

Akamai account management and Microsoft contract administrator will reconcile the billing on a monthly and quarterly basis.

Customer's bill will be reviewed monthly in arrears and if customer exceeds this bandwidth threshold in any given month, Customer's bill will be reconciled in accordance with the actual usage based on the payment schedule set forth in Schedule B1 and credited for the difference.

Committed Inf      $ mbps
  [**]              [**]
  [**]              [**]
  [**]              [**]
  [**]              [**]
  [**]              [**]
  [**]              [**]

Microsoft Pricing Schedule B1, based on aggregate demand

-------------------------------------------------------------------------------
[**]

                           Monthly Commitment [xx] Rate (CIR)
-------------------------------------------------------------------------------
            [**]      [**]      [**]      [**]     [**]      [**]      [**]

Monthly Commitment Information Rate (CIR)

Schedule B1 prices are set at mbps increments. If actual usage exceeds the increments based on the 95th percentile method sustained bandwidth, Customer will qualify for the next level of pricing.

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                                      -19-

Akamai [**] Feature Pricing

For each calendar quarter, Customer in its sole discretion shall elect to have the Akamai [**] Feature billed at either (i) $[**] per mbps served per month or
(ii) at flat fee per month of $[**] per Data Center. For each calendar quarter, customer must notify Akamai of the pricing terms it elects prior to the first day of such calendar quarter. The elected pricing feature shall remain in effect for the remainder of the calendar quarter. If customer fails to elect pricing feature prior to the first day of a calendar quarter, the pricing feature for the applicable calendar quarter will default to the pricing for the previous quarter.

Akamai Technologies, Inc. - Confidential

                                      -20-